SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30,2002


P.I.C
PROVIDENT
INVESTMENT
COUNSEL
EST. 1951
                        FAMILY OF GROWTH-ORIENTED
                        MUTUAL FUNDS

                        GROWTH FUND I







Growth Stock
Leaders for a Half
Century
www.provnet.com



Contents

                                     2     President's Letter
                                     3     Market in Review
                                     4     Performance Update/ Portfolio Review
                                     6     Outlook & Strategy

The Fund                             8     Statement of Assets and Liabilities
                                     9     Statement of Operations
                                    10     Statements of Changes in Net Assets
                                    11     Financial Highlights
                                    12     Notes to Financial Statements
The Portfolio
                                    14     Statement of Net Assets
                                    18     Statement of Operations
                                    19     Statements of Changes in Net Assets
                                    19     Selected Ratio Data
                                    20     Notes to Financial Statements

PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:

          Welcome

          We are pleased to express appreciation for your investment in Provident's Mutual Funds. If you are a new investor to the Provident family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We are delighted to offer our mutual funds to you so that diversification among investment styles can be accomplished.

          Comments on the Markets

          Since our last report in October 2001, the markets have remained volatile and since March 2002, have given back a big chunk of the amazing fourth quarter 2001 recovery. Based on data points over the period, investors were expecting the markets to bottom and then rebound to a more positive trend. Unpredictable economic conditions, dwindling business activity and overall uncertainty continue to hamper the markets.

          Focus on Fundamental Research

          Based on many years of investing in growth stocks and my experience with changing market conditions, I truly believe in this environment "hands on" fundamental research is critical. There is no substitute for fundamental research in making an informed investment decision. So, while we all feel like we are on a roller coaster right now, Provident's investment teams remain focused. We view this as a stock picker's environment, which provides an opportunity to continue to build portfolios one company at a time.

          Going forward, we expect the financial markets may likely remain volatile. However, we are excited about the long-term prospects for all of our Funds and would like to remind investors to remain patient. As we look to the expected economic rebound, we believe history shows growth stocks can serve investors well. Finally, on behalf of our investment professionals, we appreciate the opportunity to serve you and look forward to communicating with you again.

                                                 /s/ Thomas M. Mitchell
                                                 ------------------------------
                                                 Thomas M. Mitchell
                                                 President, PIC Investment Trust

                                                 April 30, 2002
MARKET IN REVIEW


U.S. Equity

Unusual Circumstances
Our U.S. economy is on the mend. What we have witnessed has been quite unusual: large and abrupt swings in the stock market, prosperity and peace turning to war and recession, and interest rates at 40-year lows. We have endured some challenging and catastrophic events. The U.S. economy and financial markets were already weakening prior to the September 2001 terrorist attacks. GDP growth slowed, unemployment was escalating, corporate earnings were falling and consumer confidence was weakening. The attacks magnified selling pressure and heightened the uncertainty in the marketplace.

A Welcome Relief
After the 3rd quarter 2001 beating of equities, the October 2001 market rise was a welcome relief. We believe investors began to realize that many growth stocks, and particularly selected technology companies, had been unduly punished. The month of October 2001 ended with across the board advances for most equity asset classes. For the first time in months, growth stocks outpaced value stocks as measured by the Russell 1000 Growth Index up 5.3% compared to the Russell 1000 Value Index down -0.9%.

In November 2001, the strong rally in U.S. equities continued as markets tacked on meaningful gains with growth stocks outpacing value stocks. At year-end 2001, one of the biggest surprises since the events of September 11th had been the resiliency of the U.S. economy and stock market. The fourth quarter of 2001 ended with the S&P 500 Index up 10.7%, the Russell 1000 Growth Index up 15.1% and the Russell 1000 Value Index advancing 7.4%.

Concerns About the Three "Es"
In early 2002, investor concerns about the "3 Es" --Enron, Earnings, and the Economy kept market volatility high. The unfolding Enron scandal will be with us for sometime and undoubtedly there will be wide ranging impacts on accounting and other business practices. Whereas the Enron debacle drove investor psychology in early 2002, concerns since then turned to corporate disclosure and transparency. We believe this will result in better disclosure and communications on the part of America's corporate leaders to their shareholders and employees. The longer-term impact will be that those companies with high-quality revenue and earnings growth, achieved without accounting gimmickry, will be rewarded in the marketplace. We continue to concentrate our research efforts on those companies that we believe will stand up well to accounting scrutiny.

Fear of Fed Policy & Economic Recovery
During the 1st quarter of 2002, investors started to worry, not about a weak economic recovery, which has been the concern and preoccupation for the last 15 months, but of all things, about fears that the Federal Reserve would shortly turn to a restrictive monetary policy. This has manifested itself in the bond market, where the benchmark 10-year Treasury bond has gone from a 5.03% yield to a 5.40% yield during the quarter. When the quarter ended, most stock market averages ended close to where they began the year.

Throughout the 1st quarter 2002, the leadership among small, mid and large-cap equities shifted. Going into March 2002, large-cap growth equities were modestly outpacing both mid and small-cap stocks, as investors sought the perceived safety of large companies. However, in March mid-cap stocks had a strong run, and on a year-to-date basis ended March 31st, had modestly outperformed large-cap equities. In April 2002, investor fear shifted to concerns about the strength of the economic recovery. During April, returns for virtually all asset categories experienced considerable volatility, reflecting increased apprehension. At month end, with the exception of small cap value stocks, all other asset classes experienced negative returns. The six-month period ended with the Dow Jones Industrial Average up 10.59%, the S&P 500 Index was up 2.3% and the NASDAQ down -0.1%.

PERFORMANCE UPDATE/PORTFOLIO REVEIW

Provident Investment Counsel's

GROWTH FUND I


Six Months Ending April 30, 2002

|X| The Fund's performance for the six-month period appreciated 2.48%1 versus the Russell 1000 Growth Index down -2.13% and the S&P 500 Index's gain of 2.31%. The strongest performing economic sectors were electronic technology, retail trade, finance and health services. This period, stocks contributing the most to performance were a broadly diversified group led by Applied Materials, Taiwan Semiconductor Manufacturing and Viacom. The areas that penalized the Fund's performance were holdings in the health technology and producer manufacturing.

|X| While we made a number of "bottom up" stock changes during the period, we saw no reason to make meaningful shifts in the Fund's strategic positioning beyond trimming the technology exposure. We intend to continue to maintain the broadly diversified portfolio structure of the last several quarters, relying on our bottom-up stock selection process to drive our eventual sector weightings.


    Sector Diversification
    (as of April 30, 2002)
    GRAPH

Electronic Technology           23.5%
Health Technology               19.2%
Finance                         14.5%
Retail Trade                    14.1%
Technology Services             13.2%
Consumer Services                5.0%
Producer Manufacturing           4.3%
Industrial Services              2.7%
Health Services                  1.5%
Commercial Services              1.3%


Top 10 Equity Holdings:                              % of Net
(as of April 30, 2002)                                Assets
---------------------------------------------------------------------

Pfizer, Inc.                                            5.7%
Major producer of pharmaceuticals, hospital products, animal health lines, consumer products and specialty chemicals and minerals.

Intel Corp.                                             5.4%
Designs, develops, manufactures and markets silicon-based semiconductors and related computer components at various levels of integration.

Microsoft Corp.                                         5.2%
Develops and markets systems and applications software for business and home use.

Texas Instruments, Inc.                                 5.0%
Engaged in the development, manufacturing and sale of a variety of electronic products for industrial and consumer markets.

Taiwan Semiconductor Manufacturing Co. Ltd.             4.8%
The world's largest dedicated integrated circuit foundry, offering a comprehensive set of integrated circuit fabrication processes. The company is mainly engaged in the manufacturing, sale, packaging, testing and computer-aided design of integrated circuits and other semiconductor devices.

Home Depot, Inc.                                        4.0%
Operates 1,103 retail warehouse stores and 26 expo design center stores, offering a variety of building materials, home improvement supplies and lawn and garden products.

Viacom, Inc.                                            3.5%
Operates businesses in the entertainment industry, including feature film and television production, home video retail, publishing, cable, radio and television broadcasting and theme park operations.

Radian Group, Inc.                                      3.3%
Holding company providing private mortgage insurance and risk management services to U.S. residential mortgage lenders, through its commonwealth mortgage assurance unit.

Adobe Systems, Inc.                                     3.2%
Provider of graphic design, publishing and imaging software for web and print production.

Kohl's Corp.                                            3.0%
Operates 354 family-oriented, specialty department stores in 28 states, mainly in the Midwest.

--------------
Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

                                                 Average Annual Total Returns
                                                 Periods Ended April 30, 2002*
                                                -------------------------------
                                                                Since
                                      One Year    Five Year   Inception^
                                      ---------   ---------   ----------
                 Growth Fund I:       (23.50%)     1.19%       6.47%

----------------------
^The Fund commenced operations on June 11, 1992.

*Pastperformance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          Top 5 Best & Worst Performers
                         6 Months Ending April 30, 2002

---------------------------------------  --------------
Applied Materials, Inc.                  1.05%
---------------------------------------  --------------
Taiwan Semiconductor Mfg.                0.99%
---------------------------------------  --------------
Viacom Inc.                              0.73%
---------------------------------------  --------------
Intel Corp.                              0.67%
---------------------------------------  --------------
Radian Group Inc.                        0.66%
---------------------------------------  --------------
Microsoft Corp.                          -0.49%
---------------------------------------  --------------
Elan Corp. PLC                           -0.51%
---------------------------------------  --------------
Oracle Corp.                             -0.57%
---------------------------------------  --------------
Siebel Systems, Inc.                     -0.68%
---------------------------------------  --------------
Pfizer, Inc.                             -0.72%
---------------------------------------  --------------

OUTLOOK & STRATEGY

U.S. EQUITY

A Reversion to the Mean

Through the first four months of the year 2002, U.S. equity investors have seen a continuation of the difficult market environments recently experienced in 2000 and 2001. As in both these prior years, value stocks greatly outperformed growth stocks. While value investing and growth investing tend to move in and out of favor over time, the current disparity between value and growth is quite large.



[GRAPH]

                   Growth vs. Value: Historic High Disparity
          Relative Performance Since the Beginning of the Bear Market









Growth vs. Value:High Historic Disparity
The chart above demonstrates the magnitude of divergence between growth stocks (based on the Russell 1000 Growth Index) and value stocks (based on the Russell 1000 Value Index) over the most recent bear market. It also depicts the enormous challenge growth investors have faced. Although growth investing has been out of favor, we remain confident that maintaining an allocation to growth stocks is prudent.

It is a particularly compelling argument given the degree of underperformance recently by growth stocks. Over the long term neither growth nor value stocks dominate the U.S. equity markets. Both investment styles tend to exhibit alternating periods of outperformance, which validate the cyclical nature of equity styles.

We believe the reason growth stocks have been under pressure for the past two years can be attributed to several factors. However, we feel that the "chicken-egg" combination of dramatic reductions in corporate spending and tremendous decreases in corporate profits have been the major forces depressing growth equity prices. It's hard to determine which came first, but the repercussions for growth investors have been real and painful. We feel that the key driver of a "growth resurgence" will be the reverse of this scenario. Increased earnings will lead to healthier bottom lines and subsequently to increased capital expenditures.

Regardless of the timing of a recovery in corporate profits, we continue to rely upon our strong fundamental research team to generate new ideas in the Fund. We believe that our "bottom up" approach to investing enables us to seek out the best opportunities for our shareholders.

A Disciplined Investment Approach
At the end of April, valuations remained above historical averages but are obviously more attractive given the recent sell off during the month. To us, the key issue that is still in question is the future level of end demand. Much of the recent improvement in the 1st quarter economic data was the result of inventory rebuilding. However, we must eventually see improved levels of final demand in the form of capital spending. We sense that confirmation of better end demand will come in "fits and starts" with no clear trend being established until the second half of the year. Until that time, our investment strategy is a conservative one. We are concentrating on each of the companies' growth opportunities assuming overall economic conditions remain as they are today. In this way, we believe we will truncate the valuation risk of purchasing or continuing to hold onto companies whose future earnings growth rates are absolutely dependent on a robust recovery.

Our Investment Focus
Our current investment focus is on the health services, retail and consumer companies benefiting from unit growth, pricing power, and positive demographic trends. As we gain confirmation of a stronger recovery in profits and capital spending in the second half of 2002, we will likely reduce positions in selected health services companies and re-invest in commercial services and technology companies which we believe will benefit from a stronger corporate spending trend. We have minimized exposure in the telecommunications and equipment areas, biotechnology companies that have yet to reach Phase III trials, and companies with poor free cash flow or a high dependence on Wall Street financing.

Adherence to Our Investment Style
Our investment teams continue to maintain our style of searching out for those leading high quality companies with above average earnings growth rates. During this period of uncertainty, we are committed to diligently adhering to our time-honored philosophy of building portfolios for the express purpose of increasing wealth for our shareholders. We are entering a period that we feel will prove more rewarding for growth-oriented companies and yield positive results for the Fund.


                    PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2002 (Unaudited)

ASSETS
Investment in Portfolio, at cost                                        $ 78,733,042
                                                                =====================

Investment in Portfolio, at value                                       $ 79,528,975
Receivables:
    Investment in Portfolio sold                                              12,010
    From Provident Investment Counsel, Inc. (Note 3)                          18,728
Prepaid expenses                                                               8,035
                                                                ---------------------
    Total assets                                                          79,567,748
                                                                ---------------------

LIABILITIES
Payables:
    Fund shares redeemed                                                      12,009
Deferred trustees' compensation (Note 3)                                      20,048
Accrued expenses                                                             107,819
                                                                ---------------------
Total liabilities                                                            139,876
                                                                ---------------------

NET ASSETS
Applicable to shares of beneficial interest outstanding                 $ 79,427,872
                                                                =====================

Shares of beneficial interest outstanding                                  9,604,241
                                                                ---------------------

Net asset value, offering and redemption price per share                      $ 8.27
                                                                =====================

COMPONENTS OF NET ASSETS
Paid-in capital                                                        $ 123,309,731
Accumulated net investment loss                                             (384,500)
Accumulated net realized loss on investments                             (44,293,292)
Net unrealized appreciation on investments                                   795,933
                                                                ---------------------
Net assets                                                              $ 79,427,872
                                                                =====================


See accompanying Notes to Financial Statements.



                   Provident Investment Counsel Growth Fund I


STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME
Net investment loss allocated from Portfolio
        Dividends                                                          $ 175,927
        Interest                                                              26,878
        Income from securities loaned - net                                   11,773
        Expenses                                                            (431,563)
                                                                ---------------------
        Net investment loss from Portfolio                                 (216,985)
                                                                ---------------------

Fund Expenses
        Administration fees (Note 3)                                          93,669
        Transfer agent fees                                                   79,886
        Reports to shareholders                                               17,168
        Registration expense                                                  12,443
        Audit fees                                                             6,943
        Legal fees                                                             4,517
        Trustee fees (Note 3)                                                  3,166
        Custody and accounting services fees                                   2,975
        Miscellaneous                                                          4,136
                                                                ---------------------
        Total expenses                                                       224,903
        Less:  fees waived and expenses absorbed (Note 3)                   (117,116)
                                                                ---------------------
        Net expenses                                                         107,787
                                                                ---------------------
        Net investment loss                                                (324,772)
                                                                ---------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO
Net realized loss on investments                                          (5,208,997)
Net unrealized appreciation on investments                                 8,247,186
                                                                ---------------------
        Net realized and unrealized gain on investments                    3,038,189
                                                                ---------------------

            Net increase in net assets resulting from operations         $ 2,713,417
                                                                =====================

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS

                                                           Six Months Ended            Year Ended
                                                           April 30, 2002+          October 31, 2001
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                                 $ (324,772)              $ (720,879)
Net realized loss on investments                                    (5,208,997)             (39,084,292)
Net unrealized appreciation (depreciation) on investments            8,247,186              (40,458,911)
                                                         ----------------------   ----------------------
     Net increase (decrease) in net assets
resulting from operations                                            2,713,417              (80,264,082)
                                                         ----------------------   ----------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                                       -              (35,886,881)
                                                         ----------------------   ----------------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold                                           11,519,258               27,719,103
Proceeds from reinvestment of distributions                                  -               35,381,377
Cost of shares redeemed                                            (19,193,749)             (43,854,558)
                                                         ----------------------   ----------------------

Net increase (decrease) in net assets
   resulting from share transactions                                (7,674,491)              19,245,922
                                                         ----------------------   ----------------------

     Total decrease in net assets                                   (4,961,074)             (96,905,041)

NET ASSETS
Beginning of period                                                 84,388,946              181,293,987
                                                         ----------------------   ----------------------
End of period                                                     $ 79,427,872             $ 84,388,946
                                                         ======================   ======================

Accumulated net investment loss                                     $ (384,500)               $ (59,728)
                                                         ======================   ======================

CHANGE IN SHARES

Shares sold                                                          1,298,103                2,904,749
Shares issued on reinvestment of distributions                               -                2,300,480
Shares redeemed                                                     (2,155,153)              (3,506,405)
                                                         ----------------------   ----------------------
Net increase (decrease)                                               (857,050)               1,698,824
                                                         ======================   ======================

+ Unaudited.

See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                                                  Year Ended October 31,
                                         Six Months Ended -------------------------------------------------------------
                                         April 30, 2002+     2001        2000        1999       1998        1997
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $8.07         $20.69      $21.72      $17.75     $18.14      $16.25
                                       ------------------ ----------  ---------- ----------  ---------   ------------
Income from investment operations:
       Net investment loss                   (0.03)         (0.07)      (0.18)      (0.15)     (0.06)      (0.15)
       Net realized and unrealized gain
             (loss) on investments            0.23          (7.98)       2.66        5.40       3.04        3.98
                                       ------------------ ----------  ---------- ----------  ---------   ------------
Total from investment operations              0.20          (8.05)       2.48        5.25       2.98        3.83
                                       ------------------ ----------  ---------- ----------  ---------   ------------

Less distributions:
       From net realized gains                  -           (4.57)      (3.51)      (1.28)     (3.37)      (1.94)
                                       ------------------ ----------  ---------- ----------  ---------   ------------
Net asset value, end of period                $8.27          $8.07      $20.69      $21.72     $17.75      $18.14
                                       ================== ==========  ========== ==========  =========   ============

Total return                                 2.48%^        (49.40%)     11.21%      31.08%     19.60%      26.44%

Ratios/supplemental data:
Net assets, end of period (millions)          $79.4          $84.4      $181.3      $174.4     $132.4       $80.0

Ratios to average net assets:#++
       Expenses                              1.25%+          1.25%       1.25%      1.25%       1.25%       1.25%
       Net investment loss                  (0.75%)+        (0.67%)     (0.79%)    (0.73%)     (0.57%)     (0.38%)

+    Unaudited.
+    Annualized.
^    Not Annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.39%, 0.21%, 0.10%, 0.11%, 0.16% and 0.15%, respectively.


                See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Provident Investment Counsel Growth Fund I (the "Fund") is one of ten series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A.   Investment  Valuation.   The  Fund  reflects  its  investment  in  the
          Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. Investment Income and Dividends to Shareholders. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual fee for its services of $15,000.

     Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the six months ended April 30, 2002 were $86,230 and $30,886, respectively.

     At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund is $709,505. At April 30, 2002, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                    October 31,
------------------------------------------------------------------------------
       2002                2003               2004                2005
       ----                ----               ----                ----
     $184,616            $198,209           $209,564            $117,116

     Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from the sales or redemptions of the Fund's shares during the six months ended April 30, 2002.

     On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2002, the change in the value of the phantom account was unrealized appreciation of $2,037.

NOTE 4 - INVESTMENT TRANSACTIONS

     For the six months ended April 30, 2002, additions and reductions in the investments in the Portfolio aggregated $562,996 and $939,745, respectively.

     At April 30, 2002, the Fund owned 98.4% of the total net assets of the Portfolio.


                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

----------------------------------------------------------------------------------------------
    Shares                                                                        Value
----------------------------------------------------------------------------------------------
    COMMON STOCKS: 99.6%
    Aerospace & Defense: 1.4%
               17,800  Lockheed Martin Corp.                              $         1,119,620
                                                                            ------------------
    Biotechnology: 5.7%
               27,500  Amgen, Inc.                                   *              1,454,200
               37,100  Gilead Sciences, Inc.                         *              1,154,552
               13,500  Icos Corp.                                    *                347,760
               30,200  Idec Pharmaceuticals Corp.                    *              1,659,490
                                                                            ------------------
                                                                                    4,616,002
                                                                            ------------------
    Broadcasting: 1.5%
               30,900  Univision Communications, Inc. - Class A      *              1,234,764
                                                                            ------------------
    Computer Communications: 2.9%
              160,300  Cisco Systems, Inc.                           *              2,348,395
                                                                            ------------------
    Contract Drilling: 1.2%
               20,700  Nabors Industries, Inc.                       *                942,885
                                                                            ------------------
    Data Processing Services: 2.3%
               28,100  Concord EFS, Inc.                             *                915,779
               12,200  First Data Corp.                                               969,778
                                                                            ------------------
                                                                                    1,885,557
                                                                            ------------------
    Department Stores: 3.0%
               33,116  Kohl's Corp.                                  *              2,440,649
                                                                            ------------------
    Discount Stores: 2.5%
               30,100  Costco Wholesale Corp.                        *              1,210,020
               14,000  Wal-Mart Stores, Inc.                                          782,040
                                                                            ------------------
                                                                                    1,992,060
                                                                            ------------------
    Electrical Products Equipment: 3.0%
               99,200  Applied Materials, Inc.                       *              2,412,544
                                                                            ------------------
    Electronic Components: 1.1%
               42,500  Jabil Circuit, Inc.                           *                867,425
                                                                            ------------------
    Financial Services: 6.3%
               22,900  Capital One Financial Corp.                                  1,371,481
               34,000  Freddie Mac                                                  2,221,900
               16,000  USA Education, Inc. (AKA Sallie Mae)                         1,533,600
                                                                            ------------------
                                                                                    5,126,981
                                                                            ------------------
    Home Improvement: 6.3%
               70,000  Home Depot, Inc.                                             3,245,900
               42,800  Lowe's Companies, Inc.                                       1,810,012
                                                                            ------------------
                                                                                    5,055,912
                                                                            ------------------
                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2002 (Unaudited)

----------------------------------------------------------------------------------------------
    Shares                                                                        Value
----------------------------------------------------------------------------------------------
    Industrial Conglomerates: 4.3%
               72,500  General Electric Co.                               $         2,287,375
                8,900  SPX Corp.                                                    1,198,385
                                                                            ------------------
                                                                                    3,485,760
                                                                            ------------------
    Internet Software/Services: 2.5%
               83,100  Siebel Systems, Inc.                          *              2,010,189
                                                                            ------------------
    Investment Companies: 1.9%
               19,800  Goldman Sachs Group, Inc.                                    1,559,250
                                                                            ------------------
    Media Conglomerates: 3.5%
               60,000  Viacom, Inc. - Class B                        *              2,826,000
                                                                            ------------------
    Medical Specialties: 2.2%
               30,800  Baxter International, Inc.                                   1,752,520
                                                                            ------------------
    Miscellaneous Commercial Services: 1.3%
               22,400  Sabre Holdings Corp. - Class A                *              1,041,600
                                                                            ------------------
    Oilfield Servicing and Equipments: 1.6%
               34,900  BJ Services Co.                               *              1,282,226
                                                                            ------------------
    Packaged Software: 8.4%
               65,600  Adobe Systems, Inc.                                          2,621,376
               80,200  Microsoft Corp.                               *              4,191,252
                                                                            ------------------
                                                                                    6,812,628
                                                                            ------------------
    Pharmaceutical - Major: 8.5%
              126,000  Pfizer, Inc.                                                 4,580,100
               40,000  Wyeth                                                        2,280,000
                                                                            ------------------
                                                                                    6,860,100
                                                                            ------------------
    Pharmaceutical - Other: 2.9%
               30,100  Forest Laboratories, Inc. - Class A           *              2,321,914
    Semiconductors: 15.2%
              152,000  Intel Corp.                                                  4,348,720
              217,500  Taiwan Semiconductor
                       Manufacturing Co. Ltd. ADR                    *              3,849,750
              131,400  Texas Instruments, Inc.                                      4,064,202
                                                                            ------------------
                                                                                   12,262,672
                                                                            ------------------
    Services to Health Industry: 1.5%
               13,200  Quest Diagnostics, Inc.                       *              1,213,476
                                                                            ------------------
    Specialty Insurance: 6.2%
               34,400  American International Group, Inc.                           2,377,728
               51,500  Radian Group, Inc.                                           2,672,850
                                                                            ------------------
                                                                                    5,050,578
                                                                            ------------------
    Specialty Stores: 2.4%
               25,900  Bed, Bath & Beyond, Inc.                      *    $           962,703
               48,800  Staples, Inc.                                 *                974,537
                                                                            ------------------
                                                                                    1,937,240
                                                                            ------------------
    TOTAL COMMON STOCKS
       (cost $79,650,279)                                                          80,458,947
                                                                            ------------------

See accompanying Notes to Financial Statement.

    Principal
    Amount                                                                        Value
    ------------------------------------------------------------------------------------------
    MONEY MARKET INVESTMENTS: 0.6%
             $250,563  Temporary Investment Fund Inc. - Temp Cash         $           250,563
              250,563  Temporary Investment Fund Inc. - Temp Fund                     250,563
                                                                            ------------------
                                                                                      501,126
                                                                            ------------------
    TOTAL MONEY MARKET INVESTMENTS
       (cost $501,126)                                                                501,126
                                                                            ------------------
    TOTAL INVESTMENTS IN SECURITIES
       (cost $80,151,405):  100.2%                                                 80,960,073
                                                                            ------------------

    OTHER ASSETS: 29.9%
    Collateral for securities loaned, at fair value (Note 2)              $        24,163,108
    Receivables:
           Dividends and Interest                                                      13,016
    Prepaid Insurance                                                                   1,932
    Other assets                                                                       26,262
                                                                            ------------------
           Total Other Assets                                                      24,204,318
                                                                            ------------------
    TOTAL ASSETS                                                                  105,164,391
                                                                            ------------------
    LIABILITIES: (30.1%)
    Payables:
           Collateral for securities loaned (Note 2)                      $        24,163,108
           Shares of beneficial interests redeemed                                     28,199
           Due to Advisor (Note 3)                                                     44,591
    Deferred trustees' compensation (Note 3)                                           54,471
    Accrued expenses                                                                   50,546
                                                                            ------------------
           Total Liabilities                                                       24,340,915
                                                                            ------------------
    NET ASSETS:        100.0%                                             $        80,823,476
                                                                            ==================

 * Non-income producing security.
ADR - American Depository Receipt

    See accompanying Notes to Financial Statements.


                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS for the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME
Income
      Dividends                                                      $ 178,794
      Interest                                                          27,311
      Income from securities loaned - net                               11,965
                                                                 --------------
      Total Income                                                     218,070
                                                                 --------------

Expenses
      Investment advisory fees (Note 3)                                350,906
      Administration fees (Note 3)                                      43,863
      Accounting services fees                                          39,920
      Custodian fees                                                    25,553
      Audit fees                                                        10,909
      Legal fees                                                         4,711
      Insurance expense                                                  2,281
      Trustee fees (Note 3)                                             10,413
      Miscellaneous                                                      2,132
                                                                 --------------
         Total expenses                                                490,688
         Less: fees waived (Note 3)                                    (52,056)
                                                                 --------------
         Net expenses                                                  438,632
                                                                 --------------
           Net investment loss                                       (220,562)
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                    (5,337,830)
Net unrealized appreciation on investments                           8,417,860
                                                                 --------------
         Net realized and unrealized gain on investments             3,080,030
                                                                 --------------

          Net increase in net assets resulting from operations     $ 2,859,468
                                                                 ==============

See accompanying Notes to Financial Statements.


                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                          Six Months Ended            Year Ended
                                                           April 30, 2002+         October 31, 2001
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                                                $ (220,562)             $ (464,703)
Net realized loss on investments                                   (5,337,830)            (40,278,035)
Net unrealized appreciation (depreciation) on investments           8,417,860             (41,913,464)
                                                          --------------------   ---------------------
     Net increase (decrease) in net assets
resulting from operations                                           2,859,468             (82,656,202)
                                                          --------------------   ---------------------

TRANSACTIONS IN INTERESTS:
Contributions by Holders                                           11,718,017              28,581,152
Withdrawals by Holders                                            (19,579,677)            (51,041,080)
                                                          --------------------   ---------------------

Net decrease in net assets resulting from transactions
     in interests                                                  (7,861,660)            (22,459,928)
                                                          --------------------   ---------------------

     Total decrease in net assets                                  (5,002,192)           (105,116,130)

NET ASSETS
Beginning of period                                                85,825,668             190,941,798
                                                          --------------------   ---------------------
End of period                                                    $ 80,823,476            $ 85,825,668
                                                          ====================   =====================

+  Unaudited.

See accompanying Notes to Financial Statements.


                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

SELECTED RATIO DATA

                                                                    Year Ended October 31,
                               Six Months Ended ---------------------------------------------------------------
                               April 30, 2002+     2001        2000         1999        1998         1997
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:*
      Expenses                     1.00%+         1.00%        1.00%       1.00%        1.00%       1.00%
      Net investment loss         (0.50%)+       (0.41%)      (0.53%)     (0.49%)      (0.32%)     (0.13%)

Portfolio Turnover Rate            35.26%^       105.02%      148.85%      80.34%      81.06%       67.54%

+    Unaudited.
+    Annualized.
^    Not Annualized.
*    Net of fees  waived of 0.12%,  0.02%,  0.00%,  0.00%,  0.02%,  and 0.05% of
     average net assets, respectively.

See accompanying Notes to Financial Statements.



                  PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     PIC Growth Portfolio (the "Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. Federal Income Taxes. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Securities Loans. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolio and furnish office facilities. U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

     PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the six months ended April 30, 2002, PIC waived fees $52,056 in expenses.

     At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $82,197. At April 30, 2002, the Adviser may recapture a portion of the above amounts no later the dates as stated below:

                           October 31,
      ------------------------------------------------------
           2002        2003        2004         2005
           ----        ----        ----         ----
          $7,147      $1,869      $21,125     $52,056

     On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2002, the change in the value of the phantom account included unrealized appreciation of $4,212.

                 PROVIDENT INVESTMENT COUNSEL GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

NOTE 4 - INVESTMENT TRANSACTIONS

     The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

     At April 30, 2002, the Portfolio loaned equity securities having a fair value of $23,092,613 and received cash collateral of $24,163,108 for the loan.

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2002 were $34,758,892 and $29,498,678, respectively.

     The cost of securities for federal income tax purposes was $80,151,405. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

                  Gross unrealized appreciation                    $8,390,225
                  Gross unrealized depreciation                    (7,581,557)
                                                                   -----------
                  Net unrealized appreciation                     $    808,668
                                                                  ============


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS
TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee Jettie M.
Edwards, Trustee Richard N. Frank,
Trustee James Clayburn LaForce, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary William
T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake  Avenue  Pasadena,
CA 91101 (626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


WHY PROVIDENT?

ORGANIZATION
      o   A depth of experience and commitment to excellence
      o   Team structure

GROWTH PHILOSOPHY
      o   A time-proven approach
      o   Investment style consistency

PROCESS
      o   Creative, disciplined, and consistent

CLIENT FOCUSED
      o   Proactive and individualized

PERFORMANCE
      o   A proven long-term record

This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2002, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter. Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.




                         Dealer Services: (800) 385-4053
                  Shareholder Services: (800) 618-7643 Website:
                                 www.provnet.com